UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 8, 2008


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-16075                    86-0449546
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 13, 2008, People's Liberation, Inc. issued a press release announcing its 2008 first quarter financial results, a copy of which is attached hereto as Exhibit 99.1.

         The information in this Section 2.02 of this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On May 8, 2008, the Board of Directors of the company appointed Darryn Barber, the Chief Financial Officer of the company, to the position of President. Mr. Barber will continue to work as the company's Chief Financial Officer and will expand his role to focus on business development, international expansion, and helping to grow the company's portfolio of brands both organically and via acquisition. In connection with his appointment as President, Mr. Barber's annual salary was increased by $25,000 to $275,000 per annum. In addition, Mr. Barber will receive a monthly car allowance of $1,500 and bonuses and other benefits that are comparable to the other executives of the company.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (d)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  ------   -----------

                  99.1 Press release issued by People's Liberation, Inc., dated May 13, 2008.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          People's Liberation, Inc.



Date:   May l3, 2008                By:        /s/ Darryn Barber
                                          --------------------------------------
                                                   Darryn Barber
                                                   Chief Financial Officer


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



EXHIBIT
NUMBER   DESCRIPTION
------   -----------

99.1     Press release issued by People's Liberation, Inc., dated May 13, 2008.


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